SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549


                            FORM 8-K

                         CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 31, 2000
                                                   ----------------



                   HVIDE MARINE INCORPORATED
   (Exact name of registrant as specified in its charter)



 Delaware                     0-28732                   65-0966399
----------                   ---------                  -----------
(State or other            (Commission File            (IRS Employer
 jurisdiction of              Number)                Identification No.)
 incorporation)



   2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316
   ----------------------------------------------------------------
   (Address of principal executive offices)               (Zip Code)



   Registrant's telephone number, including area code: 954.524.4200
                                                       ------------


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Item 5. Other Events.
        ------------

         (a) On January 21, 2000, Hvide Marine Incorporated, a Delaware corporation (the "Company") announced the distribution of 10,000,000 shares of its Common Stock (the "Common Stock") and 250,000 of its Class A Warrants to purchase Common Stock ("the Warrants"), in accordance with the Plan of Reorganization of its predecessor, Hvide Marine Incorporated, a Florida corporation, which became effective on December 15, 1999. In its announcement, the Company stated that the distributions were being completed on January 21, 2000 and that trading in the Common Stock and Warrants was expected to commence on January 24, 2000 on the Over-the-Counter Bulletin Board under the symbols HVDM for the Common Stock and HVDMW for the Warrants.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         The following is being filed as an exhibit to this Report:

         99.1     Hvide Marine Incorporated announcement dated January 21, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                          HVIDE MARINE INCORPORATED
                                          -------------------------
                                             (Registrant)


                                           By s/Robert B. Lamm

                                              Robert B. Lamm
                                              Senior Vice President,
                                              General Counsel and Secretary

Dated: January 31, 2000